As filed with the Securities and Exchange Commission on June 7, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2013

Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

THE TEBERG FUND

ANNUAL REPORT

For the Year Ended
March 31, 2013

Dear fellow shareholder,

Like it or not, it appears the market’s performance over the reporting period from April 1, 2012 through March 31, 2013 may have been driven as much by policies and politicians as it was by underlying economic factors. That might help explain why the market soared during these 12 months while the economy sputtered along, which surprised me and others who didn’t believe the climate was right for a banner year. In the end, my decision to position the portfolio to benefit from a falling market during part of the period meant we went backward while the market surged ahead. For the fiscal year ended March 31, 2013, the Teberg Fund returned -0.83% compared to the 13.96% return of the S&P 500® Index (S&P) and 13.37% for the Dow Jones Industrial Average (Dow).

Moves that hurt our return . . .

As my own Monday morning quarterback, I look back on this period and question my research on where the market was heading. The indicators pointed to a sluggish economy, continued global unrest and what appeared to be dangerous financial hocus pocus in Washington. From the prospective of those of us who responsibly manage our households and businesses, the short-term fix of the “fiscal cliff” and the impending “sequestration” seemed like a recipe for disaster. How long could we exchange-traded index funds in the second half of the period, but our gains weren’t enough to move us into the black.

This seemed eerily familiar to the events leading up to the financial crisis of 2008 and appeared to pose a serious threat to the market. That’s why I followed research pointing to a market downturn and positioned the Fund’s portfolio for part of the period to benefit from what many, including me, believed would be an inevitable day of reckoning.

Specifically, this meant holding exchange-traded funds designed to perform well when the indexes dropped. The best examples of owning what could be the right funds at the wrong time were our positions in four ProShares UltraPro Short Funds for the Dow30, S&P500, NASDAQ and Mid-Cap 400 indexes from late July through mid September 2012. Our research pointed to a down market, and historically this time of year has been rough on equities, so we believed it was time to short the market. This proved to be the wrong strategy and we took a hit on each of these positions. We made smarter decisions on other exchange-traded index funds in the second half of the period, but our gains weren’t enough to move us into the black.

And others that helped . . .

On the positive side, our high yield bond holdings continued to benefit from low interest rates and an influx of money from investors seeking potentially higher returns than the negligible earnings on money market and other safer alternatives. We owned a good mix of bond funds during much of the period which all had respectable returns.

Strong corporate earnings helped boost our equity funds during the period and most finished strong at the end as the market reached its peak on the last day of March. An example is Berkshire Hathaway-Class A which we have owned since 2008. It started the period with a value of $736,158.00 and grew to $937,680.00 by the end. Other solid performers included our long-term positions in FPA Capital Fund, which we have owned since the Fund’s inception in April 2002, MFS Mid Cap Growth Fund–Class A, which we added to the portfolio in January 2003, Prudential Jennison Mid-Cap Growth Fund–Class A purchased the following January, and Parnassus Fund, which we’ve owned since November 2005. Unfortunately, their combined ending value of approximately $760,000.00 wasn’t enough to boost our return for the period.

An economic report card . . .

While the U.S. economy continues to crawl out of the deep hole created after the 2008 financial crisis, it seems we are still a way from the top. A report card on three of the areas that have dominated much of our economic discussion in recent reports shows there appears to be room for improvement.

• The jobs outlook has slowly improved, or at least not grown worse, but it’s still tough to find stable employment, and many job seekers may have given up the search. Job prospects for 2013 college graduates remain grim which is especially troubling against the backdrop of mounting student debt.

• Housing numbers have also improved but not as dramatically as might be expected in a period of historically low mortgage rates. Those of us who remember the double-digit rates of the eighties probably never expected the lows we’re seeing today, due for the most part to the Fed’s tight control of interest rates.

• Global economic troubles have been shored up to avoid catastrophe but the deals in many countries are still tenuous, and we’ve seen that negative news still has the power to rock the domestic market and deflate investor sentiment.

Add to this mix the two potentially damaging fiscal crises known as the “fiscal cliff” and “sequestration” that came to a head during this period and it seems surprising that this hostile climate produced strong market performance.

Slow start, strong finish . . .

As seems to be the new market norm, this 12-month period was marked with some dramatic days.

The period got underway with a rocky start in April which was the worst month of 2012 due to reports of a stagnant recovery, a poor March jobs report and more bad news in Europe.

Then May assumed the dubious title of the worst month in two years for the Dow and the NASDAQ Composite Index (NASDAQ), going back to May of 2010 when the “flash crash” caused the Dow to drop nearly 1,000 points at its lowest point of the trading day. The S&P broke an even longer-standing benchmark and posted its biggest monthly loss since September 2011.

The third quarter was also marked with stormy days, including the literal storm that made history during this period with the two-day market shutdown on October 29 and 30, 2012 due to Hurricane Sandy. This marked the first time since 1888 that weather-related issues closed the market for two days.

The hurricane even upstaged the final days of what many consider the longest-running presidential campaign in recent history. The Dow dropped 300 points the morning after Election Day and the focus turned to the “fiscal cliff,” considered to be a day of reckoning for postponing tax hikes and tough spending cuts earlier. This dominated the news and caused the market to falter through much of the remainder of the fourth quarter.

A last-minute deal in Washington to temporarily avert the “fiscal cliff” was reached on January 2, 2013 and helped spark a market rally that continued throughout much of the final quarter of our reporting period.

Two days later the S&P neared its largest weekly gain in more than a year and ended at a five-year high. By January 22, the index posted its longest-winning streak in nearly six weeks as U.S. corporations reported strong earnings.

The following day, lawmakers added fuel to the rally by voting to raise the debt ceiling.

February started strong with some new highs reached on the first day of the month. The Dow closed above 14,000 for the first time since October 2007 and the S&P closed at 1,513, its highest point since December 2007.

This winning streak sputtered temporarily in early March over the latest fiscal challenge and buzzword – “sequestration,” which would have imposed $85 billion in automatic, across-the-board spending cuts to address annual budget deficits.

At the end of March, Washington followed a familiar pattern of squabbling over a solution and pulling off a last-minute, stopgap fix to keep the government running temporarily.

It seems many investors have lost interest in the Hollywood-style drama of these political battles. Despite the doom and gloom predicted if the sequestration had gone into effect, the market continued to advance upward throughout March, and the Dow ended at 14,578 on the last trading day of the period (up from 13,264 at the start).

Closer to home . . .

As we prepared our report last year, we had no idea that Duluth would suffer what was considered the 100-year flood a few months later. Like the markets, we can’t always predict what lies ahead but wish the best for each of you as we navigate uncertain times.

Sincerely,

Curtis A. Teberg
Portfolio Manager

Past performance does not guarantee future results.

The preceding discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund may be higher than your cost of investing directly in the shares of the mutual funds in which the Fund invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. These risks include, but are not limited to, risks involved with industry and sector emphasis in smaller capitalization companies and lower rated securities. The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities.

Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced and ratings may have been lower.

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Quasar Distributors, LLC. (05/2013)

Total Return:	One Year	Five Year (Annualized)	Ten Year (Annualized)

The Teberg Fund	-0.83%	3.75%	5.20%
S&P 500® Index	13.96%	5.81%	8.53%
Dow Jones Industrial Average	13.37%	6.50%	8.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

The Teberg Fund
Expense Example
at March 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% per the operating expenses limitation agreement as of December 20, 2012. Prior to December 20, 2012, actual net expenses were limited to 2.50% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example below. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

The Teberg Fund
Expense Example
at March 31, 2013 (Unaudited), continued

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period 10/1/12 – 3/31/13*
Actual	$1,000.00	$1,065.30	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.86	$10.15

* Expenses are equal to the Fund’s annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

The Teberg Fund
Allocation of Portfolio Assets
at March 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Teberg Fund
Schedule of Investments
at March 31, 2013

SHARES		VALUE
	COMMON STOCKS - 2.75%
6	Berkshire Hathaway, Inc. - Class A*	$937,680
	TOTAL COMMON STOCKS (Cost $714,296)	937,680

	EQUITY FUNDS - 5.99%
7,833	BlackRock Energy & Resources Portfolio - Class A	234,584
18,950	Brandywine Fund*	492,698
12,658	Fidelity Low-Priced Stock Fund	551,899
4,016	FPA Capital Fund, Inc.*	183,117
14,946	MFS Mid Cap Growth Fund - Class A*	166,053
4,149	The Parnassus Fund	178,286
6,861	Prudential Jennison Mid-Cap Growth Fund, Inc. - Class A	232,254
	TOTAL EQUITY FUNDS (Cost $1,627,521)	2,038,891

	EXCHANGE-TRADED FUNDS - 1.78%
2,225	Direxion Daily Mid Cap Bull 3X Shares*	120,840
2,383	ProShares Ultra S&P500	173,911
875	ProShares UltraPro S&P500	102,489
10,400	ProShares UltraShort Euro*	208,000
	TOTAL EXCHANGE-TRADED FUNDS (Cost $565,609)	$605,240

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Schedule of Investments
at March 31, 2013, continued

SHARES		VALUE
	FIXED INCOME FUNDS - 80.35%
512,353	Delaware High-Yield Opportunities Fund - Class I	$2,223,613
647,802	Dreyfus High Yield Fund - Class I	4,372,666
872,634	DWS High Income Fund - Class I	4,371,895
358,107	Eaton Vance Income Fund of Boston - Class I	2,173,707
526,758	Federated Institutional High Yield Bond Fund - Class I	5,430,877
437,305	First Eagle High Yield Fund - Class I	4,358,512
1,558	Guggenheim High Yield Fund - Class A	18,772
555,141	Principal High Yield Fund - Class I	4,402,271
	TOTAL FIXED INCOME FUNDS (Cost $26,336,324)	27,352,313

	MONEY MARKET FUNDS - 8.72%
2,968,543	Invesco STIC Prime Portfolio, Class I, 0.09%+	2,968,543
	TOTAL MONEY MARKET FUNDS (Cost $2,968,543)	2,968,543
	Total Investments (Cost $32,212,293) - 99.59%	33,902,667
	Other Assets in Excess of Liabilities - 0.41%	138,508
	NET ASSETS - 100.00%	$34,041,175

* Non-income producing security.
+ Rate shown is the 7-day annualized yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2013

ASSETS
Investments in securities, at value (identified cost $32,122,293)	$33,902,667
Receivables:
Securities sold	223,566
Dividends and interest	243
Prepaid expenses	3,146
Total assets	34,129,622
LIABILITIES
Payables:
Due to advisor	34,444
Audit fees	17,500
Administration fees	12,639
Transfer agent fees and expenses	8,156
Fund accounting fees	7,539
Chief Compliance Officer fee	1,750
Custodian Fees	1,333
Shareholder reporting	3,358
Accrued other expenses	1,728
Total liabilities	88,447
NET ASSETS	$34,041,175
Net asset value, offering and redemption price per share
[$34,041,175 / 3,271,093 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$10.41

COMPONENTS OF NET ASSETS
Paid‐in capital	$33,613,371
Undistributed net investment income	299,959
Accumulated net realized loss on investments	(1,562,529)
Net unrealized appreciation on investments	1,690,374
NET ASSETS	$34,041,175

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
at March 31, 2013

INVESTMENT INCOME
Income
Dividends	$1,507,098
Interest	4,669
Total income	1,511,767
Expenses
Advisory fees (Note 4)	512,219
Adminstration fees (Note 4)	72,045
Distribution fees (Note 5)	64,304
Transfer agent fees and expenses (Note 4)	31,608
Fund accounting fees (Note 4)	29,946
Audit fees	17,500
Legal fees	10,850
Shareholder reporting	8,847
Registration fees	7,817
Custody fees (Note 4)	7,749
Chief Compliance Officer fee (Note 4)	7,000
Trustee fees	6,302
Miscellaneous expenses	4,134
Insurance	3,260
Total expenses	783,581
Less: fees waived by Advisor (Note 4)	(38,652)
Net expenses	744,929
Net investment income	766,838
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on security transactions	(1,493,718)
Net increase from payment by affiliates on the disposal of investments in violation of investment restrictions (Note 8)	132,954
Capital gain distributions from regulated investment companies	69,768
Net change in unrealized appreciation on investments	165,835
Net realized and unrealized loss on investments	(1,125,161)
Net Decrease in Net Assets Resulting from Operations	$(358,323)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2013	Year Ended March 31, 2012
NET INCREASE/(DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$766,838	$499,635
Net realized gain/(loss) on security transactions	(1,360,764)	1,948,572
Capital gain distributions from regulated investment companies	69,768	211,010
Net change in unrealized appreciation/(depreciation) on investments	165,835	(756,803)
Net increase/(decrease) in net assets resulting from operations	(358,323)	1,902,414

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(641,706)	(651,805)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(1,034,374)	(1,516,832)
Total decrease in net assets	(2,034,403)	(266,223)

NET ASSETS
Beginning of year	36,075,578	36,341,801
End of year	$34,041,175	$36,075,578
Includes undistributed net investment income of:	$299,959	$174,827

(a) A summary of share transactions is as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Paid‐in Capital	Shares	Paid‐in Capital
Shares sold	197,292	$2,018,649	80,191	$816,933
Shares reinvested	63,463	641,611	66,201	651,417
Shares redeemed	(361,546)	(3,694,634)	(294,979)	(2,985,182)
Net decrease	(100,791)	$(1,034,374)	(148,587)	$(1,516,832)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Financial Highlights
For a share outstanding throughout each year

	Year Ended March 31,
	2013		2012	2011	2010	2009

Net asset value, beginning of period	$10.70		$10.32	$9.94	$7.13	$9.84

Income from investment operations:
Net investment income (1)	0.23		0.15	0.40	0.43	0.14
Investment restriction violation (Note 8)	0.04		-	-	-	-
Net realized and unrealized gain / (loss) on investments	(0.37)		0.42	0.32	2.89	(2.81)
Total from investment operations	(0.10)		0.57	0.72	3.32	(2.67)

Less distributions:
From net investment income	(0.19)		(0.19)	(0.34)	(0.51)	(0.04)
Total distributions	(0.19)		(0.19)	(0.34)	(0.51)	(0.04)

Net asset value, end of year	$10.41		$10.70	$10.32	$9.94	$7.13

Total return	-0.83	%(3)	5.72%	7.36%	46.59%	-27.41%

Ratios/supplemental data:
Net assets, end of year (thousands)	$34,041		$36,076	$36,342	$36,738	$25,924
Ratio of expenses to average net assets: (2)
Before expense waiver	2.30%		2.38%	2.34%	2.33%	2.34%
After expense waiver	2.18	%(4)	2.34%	2.32%	2.32%	2.32%
Ratio of net investment income to
average net assets: (2)
Before expense waiver	2.13%		1.38%	3.87%	4.52%	1.64%
After expense waiver	2.25%		1.42%	3.89%	4.53%	1.66%
Portfolio turnover rate	277.07%		224.14%	86.88%	142.44%	183.32%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Does not include expenses of investment companies in which the Fund invests.

(3)
Includes increase from payments made by the Advisor and net gain realized of 0.39% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been -1.22%. Please refer to Note 8 for futher details.

(4)	Effective December 30, 2012, the expense cap was contractually reduced from 2.50% to 1.75%.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund began operations on April 1, 2002. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by the tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share (“NAV”), determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date. Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. When the Fund is unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Trust’s Valuation Committee. Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Financials	$937,680	$-	$-	$937,680
Total Common Stocks	937,680	-	-	937,680
Equity Funds	2,038,891	-	-	2,038,891
Exchange-Traded Funds	605,240	-	-	605,240
Fixed Income Funds	27,352,313	-	-	27,352,313
Short-Term Investments	2,968,543	-	-	2,968,543
Total Investments	$33,902,667	$-	$-	$33,902,667

Refer to the Fund’s Schedule of Investments for additional detail. Transfers between levels are recognized at March 31, 2013, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended March 31, 2013.

New Accounting Pronouncement - In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2013, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2013, the Fund incurred $512,219 in advisory fees.

The Fund is responsible for its own operating expenses. Effective December 20, 2012, the Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.75% (previously 2.50%) of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended March 31, 2013, the Advisor reduced its fees in the amount of $30,339; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $30,339 at March 31, 2013. Cumulative expenses subject to recapture expire in 2016. For the year ended March 31, 2013, the Advisor received $8,313 in 12b-1 fees from underlying funds that were purchased through a broker. The 12b-1 fees received by the Fund are included in the expense waiver in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended March 31, 2013, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$72,045
Fund Accounting	29,946
Transfer Agency (a)	18,146
Custody	7,749
Chief Compliance Officer	7,000

(a) Does not include out-of-pocket expenses

At March 31, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$12,639
Fund Accounting	7,539
Transfer Agency (a)	4,543
Chief Compliance Officer	1,750
Custody	1,333

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets. Effective January 1, 2013, the Fund has determined not to pay any Rule 12b-1 fees through at least July 28, 2014. In addition, effective January 1, 2013, the Fund’s Distribution Plan will be changed from a “compensation plan” to a “reimbursement plan.” This change in the structure of the Rule 12b-1 plan will not change the maximum amount that may be paid under the plan. However, as a reimbursement plan, the Fund may reimburse the Advisor only for actual expenses incurred for distribution and servicing activities, up to 0.25% per year of its average daily net assets. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Teberg Fund Notes to
Financial Statements
at March 31, 2013, continued

Effective January 1, 2013, the Board has approved a reduction in the Rule 12b-1 fee accrual payable by the Fund to 0.00%. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the year ended March 31, 2013, the Fund paid the Distribution Coordinator $64,304.

NOTE 6 – PURCHASES AND SALES OF SECURTITIES

For the year ended March 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $83,535,150 and $82,736,891, respectively.

NOTE 7– LINE OF CREDIT

The Fund has a line of credit in the amount of $5,400,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended March 31, 2013, the Fund did not draw upon its line of credit.

NOTE 8 – ADVISOR REIMBURSEMENT FOR LOSS DUE TO VIOLATION OF INVESTMENT RESTRICTIONS

On August 24, 2012, the Fund received reimbursements from the Advisor related to net losses incurred on the disposal of investments that were purchased in violation of the Fund’s investment restrictions during the year ended March 31, 2013. The losses realized from the sales of these investments were $132,954. The net reimbursements comprise the “net increase from payments by affiliates on the disposal of investments in violation of investment restrictions” in the Statement of Operations.

The Teberg Fund
Notes to Financial Statements
at March 31, 2013, continued

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	March 31, 2013	March 31, 2012
Ordinary income	$641,706	$651,805

As of March 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$32,212,666

Gross tax unrealized appreciation	1,719,970
Gross tax unrealized depreciation	(29,969)
Net tax unrealized appreciation	1,690,001

Undistributed ordinary income	299,959
Undistributed long-term capital gain	-
Total distributable earnings	299,959

Other accumulated gains/(losses)	(1,562,156)
Total accumulated earnings/(losses)	$427,804

(a) The difference between book-basis and tax-basis unrealized is attributable primarily to the tax deferral of losses on wash sale adjustments.

At March 31, 2013, the Fund had a capital loss carry forward of $1,562,156, which expires as follows:

Expires	Amount
2018	$ 137,905
2019	132,398
ST, no expiration	1,291,853
$1,562,156

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

The Teberg Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2013

The Teberg Fund
Notice to Shareholders
at March 31, 2013 (Unaudited)

For the year ended March 31, 2013, The Teberg Fund designated $641,706 as ordinary income for purposes of the dividends paid deduction.

For the year ended March 31, 2013, certain dividends paid by The Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 8.08%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2013 was 6.90%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-209-1964 or on the SEC’s website at http://www. sec.gov.

How to Obtain a Copy of The Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-866-209-1964. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information included in the Fund’s Form N-Q is also available by calling 1-866-209-1964.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Teberg Fund (the “Fund”) with First Associated Investment Advisors, Inc. (the “Advisor”) for another annual term. At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. In connection with the Board’s determination to approve the continuance of the Advisory Agreement, after substantial discussion and consideration, the Board determined to request from the Advisor, and the Advisor agreed, that effective December 20, 2012, the Advisor would contractually agree to waive its advisory fee or reimburse the Fund for its expenses to the extent necessary to further limit the Fund’s annual expense ratio to 1.75%. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar. While the Board considered performance over both short and long-term periods, it placed less emphasis on very short-term performance and greater emphasis on longer term performance.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited), continued

When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. In particular, the Board took into account the Advisor’s strategy of maintaining a significant defensive position during recent periods, which has contributed to the Fund’s recent under performance.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median but below its Lipper Index for the five-year period, and below its peer group median and Lipper Index for all other relevant periods. The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for all relevant periods. In analyzing this performance, the Board also took into consideration the Advisor’s investment strategy for the Fund as an unaffiliated fund-of-funds. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered that the Advisor did not manage any other accounts with the same or a similar strategy. The Board considered that the Fund’s performance was disappointing and discussed with the Advisor its plans to improve performance. In the interim, the Board requested, and the Advisor agreed, to institute fee concessions in the form of reducing the Fund’s expense ratio as discussed below.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund. The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees and expenses of separate accounts for other types of clients advised by the Advisor, as well as information regarding fee offsets for separate accounts invested in the Fund.

The Board noted that as of the date of the meeting, the Advisor had contractually agreed to waive its advisory fee or reimburse the Fund for its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 2.50%. The Board noted that for the most recent period the Fund’s actual expense ratio was 2.31%. At the request of the Board, beginning December 20, 2012, the Advisor had contractually agreed to waive its advisory fee or reimburse the Fund for its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.75% (the “Expense Cap”). In addition, the Board noted that the Advisor has contractually agreed to pay to the Fund an amount equal to the Rule 12b-1 fees received by an affiliated broker from transactions involving the Fund. Additionally, the Board noted that the Fund’s total expense ratio was substantially above the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, but that with the Expense Cap, the Fund’s total expense ratio would be closer to the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also noted that the contractual advisory fee was substantially above the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were lower than or in line with the fees charged to the Advisor’s separately managed account clients. The Board determined to continue to monitor the Fund’s expenses closely.

The Teberg Fund
Approval of Investment Advisory Agreement (Unaudited), continued

4.
ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as benefits received in exchange for Rule 12b-1 fees. The Board also considered that the Fund does not utilize “soft dollars.” The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for The Teberg Fund, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for The Teberg Fund would be in the best interest of the Fund and its shareholders.

The Teberg Fund
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Name, Age	Position Held with the Trust	Number of Portfolios in Fund Complex Overseen by Trustee (2)
Address
Term of Office and Length of Time Served
Principal Occupation During Past Five Years
Other Directorships Held During Past Five Years

Independent Trustees (1)

Donald E. O’Connor (age 76)	Trustee	1
615 E. Michigan Street, Milwaukee, WI 53202
Indefinite term since February 1997.
Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (35 portfolios).

George J. Rebhan (age 78)
615 E. Michigan Street, Milwaukee, WI 53202	Trustee	1
Indefinite term since May 2002.
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 73)
615 E. Michigan Street, Milwaukee, WI 53202	Trustee	1
Indefinite term since February 1997. Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco. Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Interested Trustee

Joe D. Redwine(3) (age 65)	Interested Trustee	1
615 E. Michigan Street, Milwaukee, WI 53202
Indefinite term since September 2008.
President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Trustee, Advisors Series Trust (for series not affiliated with the Fund).

The Teberg Fund
Information about Trustees and Officers (Unaudited), continued

Name, Age
Address
Position Held with the Trust
Term of Office and Length of Time Served
Principal Occupation During Past Five Years

Officers

Joe D. Redwine (age 65)
615 E. Michigan Street, Milwaukee, WI 53202
Chairman and Chief Executive Officer
Indefinite term since September 2007.
President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 45)
615 E. Michigan Street, Milwaukee, WI 53202
President and Principal Executive Officer
Indefinite term since June 2003.
Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 51)
615 E. Michigan Street, Milwaukee, WI 53202
Treasurer and Principal Financial Officer
Indefinite term since December 2007.
Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 55)
615 E. Michigan Street, Milwaukee, WI 53202
Vice President, Chief Compliance Officer and AML Officer
Indefinite term since September 2009.
Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 47)
615 E. Michigan Street, Milwaukee, WI 53202
Secretary
Indefinite term since June 2007.
Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation (January 2002 to April 2005).

The Teberg Fund
Information about Trustees and Officers (Unaudited), continued

(1) The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2) The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out asrelated to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3) Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-209-1964.

Householding (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for youraccounts, please call toll-free at 1-866-209-1964 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Teberg Fund
Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This page intentionally left blank)

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202 (866) 209-1964

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings, LLP
75 East 55th Street
New York, NY 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-209-1964.

"March sunrise and ten below at Spirit Tree" is Grand Portage photographer Travis Novitsky's description of our cover photo. He captured the chilly scene of our unusually cold Northland spring on March 17, 2013 (St. Patrick's Day) when the temperature was ten degrees below zero.

The Teberg Fund
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$14,500	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
   Douglas G. Hess, President

Date  6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
   Douglas G. Hess, President

Date  6/4/13

By (Signature and Title)* /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date  6/4/13

* Print the name and title of each signing officer under his or her signature.